SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D. C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934


                            November 1, 1996
          ------------------------------------------------
          Date of report (date of earliest event reported)


                       SCHWERMAN TRUCKING CO.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                              Wisconsin
           ----------------------------------------------
           (State or other jurisdiction of incorporation)

                0-2936                         39-0767397
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      (Commission File Number)     (I.R.S. Employer Identification No.)


       P. O. Box 1601, 611 South 28 Street, Milwaukee, WI  53201
       ---------------------------------------------------------
        (Address of principal executive offices)       (Zip Code)


              414/671-1600                           N/A
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       (Registrant's telephone number,    (Former name or former address
         including area code)              if changed since this report)

                    ITEM 5 - OTHER MATERIAL IMPORTANT EVENTS
                    ----------------------------------------


During a reorganization of the Registrant's Sales Department, Schwerman Trucking Co., effective November 1, 1996, announced that David S. Harris,
Vice President - Sales and director of the Company, had resigned his titles that date and is assuming the position of Sales Manager for the Registrant's Virginia Area, comprising the States of Virginia, West Virginia, South Carolina and North Carolina.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       SCHWERMAN TRUCKING CO.




                                       BY:  Jack F. Schwerman
                                            Jack F. Schwerman, President